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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 15, 2003

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                       ENTERPRISE PRODUCTS PARTNERS L.P.
             (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                       1-14323             76-0568219
(State or Other Jurisdiction of          (Commission        (I.R.S. Employer
 Incorporation or Organization)           File Number)      Identification No.)

                       2727 NORTH LOOP WEST,
                           HOUSTON, TEXAS                      77008-1037
              (Address of Principal Executive Offices)         (Zip Code)

       Registrant's telephone number, including area code: (713) 880-6500

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On December 15, 2003, Enterprise Products Partners L.P. (the
"Partnership") and certain of its affiliates, El Paso Corporation ("El Paso") and certain of its affiliates, and GulfTerra Energy Partners, L.P. ("GulfTerra") and certain of its affiliates entered into a series of definitive agreements pursuant to which the Partnership and GulfTerra will merge.

     Pursuant to a Parent Company Agreement among the Partnership, Enterprise Products GP, LLC, the Partnership's general partner ("Enterprise GP"), Enterprise Products GTM, LLC ("Enterprise GTM"), and El Paso and certain of its affiliates, Enterprise GTM acquired for $425 million in cash a 50% membership interest in GulfTerra Energy Company, L.L.C., GulfTerra's general partner ("GulfTerra GP"). As a result of this transaction, GulfTerra GP is now 50% owned by Enterprise GTM, an indirect wholly-owned subsidiary of the Partnership, and 50% owned by a subsidiary of El Paso. Under GulfTerra GP's limited liability company agreement, an affiliate of El Paso will serve as the managing member of GulfTerra GP, and Enterprise GTM's rights will be limited to protective consent rights on certain transactions affecting GulfTerra or GulfTerra GP.

     The Parent Company Agreement also provides that, immediately prior to the merger, El Paso will contribute its remaining 50% membership interest in GulfTerra GP to Enterprise GP in exchange for a 50% membership interest in Enterprise GP. Affiliates of privately-owned Enterprise Products Company will continue to own the other 50% membership interest in Enterprise GP. Enterprise GP will then contribute the 50% membership interest in GulfTerra GP to the Partnership for no consideration. In addition, immediately prior to the merger, the Partnership will purchase approximately 13.8 million GulfTerra limited partnership units from subsidiaries of El Paso for $500 million in cash, consisting of all of their GulfTerra Series C Units and approximately 2.9 million GulfTerra common units.

     Pursuant to a Merger Agreement, a subsidiary of the Partnership will merge with and into GulfTerra, with GulfTerra surviving the merger. As a result of the merger, GulfTerra will be a wholly-owned subsidiary of the Partnership. Pursuant to the Merger Agreement, holders of GulfTerra's common units (other than the Partnership) will receive 1.81 Partnership common units representing limited partnership interests in the Partnership in exchange for each GulfTerra common unit owned.

     The completion of the merger is subject to the approval of the unitholders of the Partnership and both the common unitholders and Series C unitholders of GulfTerra, voting as separate classes, along with customary regulatory approvals, including under the Hart-Scott-Rodino Antitrust Improvements Act. Completion of the merger is expected to occur during the second half of 2004.

     Pursuant to a Purchase and Sale Agreement, concurrent with the closing of the merger, a subsidiary of the Partnership expects to purchase from affiliates of El Paso two subsidiaries of El Paso that own, among other assets, nine natural gas processing plants located in South Texas for a purchase price of $150 million in cash.

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     The Merger Agreement, the Parent Company Agreement, the Purchase and Sale
Agreement relating to the gas processing plants, the Second Amended and Restated Limited Liability Company Agreement of GulfTerra Energy Company, L.L.C., and the December 15, 2003 joint press release announcing the signing of such agreements are hereby filed as Exhibits 2.1, 2.2, 2.3, 2.4, and 99.1, respectively, to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

2.1 Merger Agreement, dated as of December 15, 2003, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products Management LLC, GulfTerra Energy Partners, L.P. and GulfTerra Energy Company, L.L.C. (including the form of Assumption Agreement, to be entered into in connection with the merger, attached as an exhibit thereto).

2.2 Parent Company Agreement, dated as of December 15, 2003, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products GTM, LLC, El Paso Corporation, Sabine River Investors I, L.L.C., Sabine River Investors II, L.L.C., El Paso EPN Investments, L.L.C. and GulfTerra GP Holding Company (including the form of Second Amended and Restated Limited Liability Company Agreement of Enterprise Products GP, LLC, to be entered into in connection with the merger, attached as an exhibit thereto).

2.3 Second Amended and Restated Limited Liability Company Agreement of GulfTerra Energy Company, L.L.C., adopted by GulfTerra GP Holding Company, a Delaware corporation, and Enterprise Products GTM, LLC, a Delaware limited liability company, as of December 15, 2003.

2.4 Purchase and Sale Agreement (Gas Plants), dated as of December 15, 2003, by and between El Paso Corporation, El Paso Field Services Management, Inc., El Paso Transmission, L.L.C., El Paso Field Services Holding Company and Enterprise Products Operating L.P.

99.1        Joint press release dated December 15, 2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ENTERPRISE PRODUCTS PARTNERS L.P.
                                      (Registrant)

                                       By:  Enterprise Products GP, LLC, as
                                            general partner

                                      By:  /s/ Michael J. Knesek
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                                           Michael J. Knesek
                                           Vice President, Controller and
                                           Principal Accounting Officer
Date: December 15, 2003

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                               INDEX TO EXHIBITS

EXHIBIT NO.                    DESCRIPTION
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2.1         Merger Agreement, dated as of December 15, 2003, by and among
            Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products Management LLC, GulfTerra Energy Partners, L.P. and GulfTerra Energy Company, L.L.C. (including the form of Assumption Agreement, to be entered into in connection with the merger, attached as an exhibit thereto).

2.2 Parent Company Agreement, dated as of December 15, 2003, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products GTM, LLC, El Paso Corporation, Sabine River Investors I, L.L.C., Sabine River Investors II, L.L.C., El Paso EPN Investments, L.L.C. and GulfTerra GP Holding Company (including the form of Second Amended and Restated Limited Liability Company Agreement of Enterprise Products GP, LLC, to be entered into in connection with the merger, attached as an exhibit thereto).

2.3 Second Amended and Restated Limited Liability Company Agreement of GulfTerra Energy Company, L.L.C., adopted by GulfTerra GP Holding Company, a Delaware corporation, and Enterprise Products GTM, LLC, a Delaware limited liability company, as of December 15, 2003.

2.4 Purchase and Sale Agreement (Gas Plants), dated as of December 15, 2003, by and between El Paso Corporation, El Paso Field Services Management, Inc., El Paso Transmission, L.L.C., El Paso Field Services Holding Company and Enterprise Products Operating L.P.

99.1        Joint press release dated December 15, 2003.

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